Provisions and Other Contingencies	12 Months Ended
Mar. 31, 2023
Disclosure of other provisions [abstract]
Provisions and Other Contingencies

2.6 Provisions and other contingencies

Accounting policy

a.
Provisions

A provision is recognized if, as a result of a past event, the Group has a present legal or constructive obligation that is reasonably estimable, and it is probable that an outflow of economic benefits will be required to settle the obligation. Provisions are determined by discounting the expected future cash flows at a pre-tax rate that reflects current market assessments of the time value of money and the risks specific to the liability.

Contingent liability is a possible obligation arising from past events and whose existence will be confirmed only by the occurrence or non-occurrence of one or more uncertain future events not wholly within the control of the entity or a present obligation that arises from past events but is not recognized because it is not probable that an outflow of resources embodying economic benefits will be required to settle the obligation or the amount of the obligation cannot be measured with sufficient reliability.

b.
Post sales client support

The Group provides its clients with a fixed-period post-sales support for its fixed-price, fixed-timeframe contracts. Costs associated with such support services are accrued at the time related revenues are recorded and included in cost of sales. The Group estimates such costs based on historical experience and estimates are reviewed on a periodic basis for any material changes in assumptions and likelihood of occurrence.

c.
Onerous contracts

Provisions for onerous contracts are recognized when the expected benefits to be derived by the Group from a contract are lower than the unavoidable costs of meeting the future obligations under the contract. Provisions for estimated losses, if any, on incomplete contracts are recorded in the period in which such losses become probable based on the estimated efforts or costs to complete the contract. The provision is measured at the present value of the lower of the expected cost of terminating the contract and the expected net cost of continuing with the contract. Before a provision is established the Group recognizes any impairment loss on the assets associated with that contract.

Provision for post sales client support and other provisions:

	(Dollars in millions)
	As of
	March 31, 2023	March 31, 2022
Post sales client support and other provisions	159	129
	159	129

Provision for post sales client support represents costs associated with providing sales support services which are accrued at the time of recognition of revenues and are expected to be utilized over a period of 1 year.

The movement in the provision for post sales client support is as follows:

(Dollars in millions)
Year ended March 31,
2023
Balance at the beginning	123
Translation differences	(6)
Impact on adoption of amendment to IAS 37	2
Provision recognized / (reversed)	57
Provision utilized	(17)
Balance at the end	159

Provision for post sales client support and other provisions is included in cost of sales in the consolidated statement of comprehensive income.

As of March 31, 2023 and March 31, 2022, claims against the Group, not acknowledged as debts (excluding demands from income tax authorities- Refer to Note 2.18) amounted to $85 million (₹700 crore) and $84 million (₹640 crore), respectively.